UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2018

C&F FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

802 Main Street, West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emer
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of President and Chief Executive Officer

On December 18, 2018, the Board of Directors of C&F Financial Corporation (the “Corporation”) elected Thomas F. Cherry to the position of President and Chief Executive Officer of the Corporation and the Corporation’s wholly-owned subsidiary, Citizens and Farmers Bank (the “Bank”), effective January 1, 2019. As President and Chief Executive Officer, Mr. Cherry will be the principal executive officer of the Corporation and will report to the Board of Directors.

Mr. Cherry, age 49, has served in the role of President of the Corporation and the Bank since 2014 and Secretary of the Corporation and the Bank since 2002, and has been employed by the Corporation and the Bank in various roles since 1996, including serving as Chief Financial Officer of the Corporation and the Bank from 2004 until 2016. Mr. Cherry has also served on the Boards of Directors of the Corporation and the Bank since 2015.

Role of Executive Chairman of the Board of Directors

Larry G. Dillon will hold the position of Chief Executive Officer of the Corporation and the Bank until December 31, 2018,  after which he will continue to serve as Executive Chairman of the Corporation’s Board of Directors. As Executive Chairman, Mr. Dillon will remain an executive officer of the Corporation and the Bank and will participate in corporate strategy and governance.

Compensation of the President and Chief Executive Officer and of the Executive Chairman

As President and Chief Executive Officer of the Corporation and the Bank, Mr. Cherry will continue to participate in the C&F Financial Corporation Management Incentive Plan dated February 26, 2018 (the “Management Incentive Plan”). The Management Incentive Plan and other elements of the compensation of the Corporation’s executive officers are more fully described under the caption “Executive Compensation” in the Corporation’s 2018 Proxy Statement filed on March 15, 2018. On December 18, 2018, the Board of Directors set Mr. Cherry’s annual base salary as $355,000 effective January 1, 2019.

On December 18, 2018, the Board of Directors set Mr. Dillon’s annual base salary as $250,000 effective January 1, 2019. The Board of Directors will establish incentive compensation opportunities for 2019 for Mr. Dillon by February 28, 2019.

Item 7.01Regulation FD Disclosure

On December 18, 2018, the Corporation issued a news release announcing Mr. Cherry’s election as President and Chief Executive Officer of the Corporation and the Bank and Mr. Dillon’s continuing role as Executive Chairman of the Board of Directors. A copy of the Corporation’s news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

99.1C&F Financial Corporation news release dated December 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION
(Registrant)

Date:	December 19, 2018	By:	/s/ Jason E. Long
Jason E. Long
Chief Financial Officer